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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A2*


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):     February 11, 1997
                                                 -------------------------------


                            Ugly Duckling Corporation
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             (Exact name of registrant as specified in its charter)





          Delaware                       20841                  86-0721358
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(State or other jurisdiction           (Commission          (IRS Employer
of incorporation)                      File Number)         Identification No.)





2525 East Camelback Road, Suite 1150, Phoenix, Arizona                  85016

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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code               (602) 852-6600
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)







*This Current Report on Form 8-K/A2 amends the Company's Current Report on Form 8-K filed February 12, 1997, as previously amended on February 12, 1997.

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Item 5. Other Events.


        On February 11, 1997, the Company announced the private placement of 5,075,000 shares of Common Stock at $18.625 per share to institutional investors. The offering consisted of a private placement of 5,000,000 shares, and concurrent exercise of an over-allotment option for an additional 75,500 shares. No further exercise of the over-allotment option will be made. The Company estimates the net proceeds of the offering after expenses, commissions and discounts to be $88,854,628. The offering is more fully described in the press release included herein as Exhibit 99.



        Pursuant to the Purchase Agreement relating to the issuance by the Company of the Common Stock, the Company has agreed to use its best efforts to file a Registration Statement with the Securities and Exchange Commission permitting the resale of those shares and to use its best efforts to cause such Registration Statement to be declared effective under the Securities Act of 1933, as amended(the "Securities Act")as soon as reasonably practicable after such filing.


Item 7. Financial Statements and Exhibits.


(c)     Exhibits.



Exhibit
Number            Description                                    Page

99                Press Release issued on February 11, 1997     Previously Filed



Item 9. Sales of Equity Securities Pursuant to Regulation S.



        On February 13, 1997, the Company completed the sale of 5,075,500 shares of Common Stock for a total price to investors of $94,531,188. The Common Stock was sold by the Company to Friedman, Billings, Ramsey & Co., Inc.("FBR"), as initial purchaser, in an unregistered private placement conducted pursuant to Regulation D under the Securities Act of 1933, as amended(the "Securities Act"). The discount to FBR was $0.93125 per share(an aggregate of $4,726,559).



        The Company has been advised that FBR subsequently resold a portion of the Common Stock in the United States to a limited number of "accredited investors" within the meaning of Rule 501(a) under the Securities Act. In addition, the Company has been advised that FBR resold the remainder of the Common Stock outside the United States in offshore transactions to investors in reliance on Regulation S under the Securities Act.



        The net proceeds to the Company from the sale of the Common Stock to FBR were $88,854,628 (giving effect to the discount to FBR and after deducting certain transaction expenses payable by the Company).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              UGLY DUCKLING CORPORATION



                                              /s/ Gregory B. Sullivan
Dated: February 26, 1997                      -------------------------------

                                              Gregory B. Sullivan
                                              President and Chief
                                              Operating Officer





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